GOODWILL (Details) - USD ($)		6 Months Ended
	Jun. 11, 2026	Jun. 30, 2026
Allocation of estimated fair values of net assets acquired and liabilities assumed:
Annual growth rate		2.00%
Discount rate		11.57%
Impairment loss on goodwill		$ 0
Mirai
GOODWILL
Percentage of ownership interest acquired	75.00%	75.00%
Cash paid to acquire business	$ 580,000
Number of shares issued	730,000
Issuance price per share	$ 0.575
Aggregate deemed value	$ 419,750
Allocation of estimated fair values of net assets acquired and liabilities assumed:
Cash and cash equivalents	18,595
Accounts receivable, net	25,892,983
Prepayments	29
Other receivables	1,925
Intangible assets, net	26,457
Deferred tax assets	58,560
Accounts payable	(25,496,893)
Accrued expenses and other payables	(664,636)
Income tax payable	(6,063)
Total	$ (169,043)